EXHIBIT 99


                         PAUL C. ROBERTS
                   Certified Public Accountant
                          32 Meadow Lane
                     Pleasantville, NY 10570






                                   February 11, 2000




Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

          Re:  Micronetics Wireless, Inc.

     We have reviewed the disclosure in the Form 8-K of Micronetics Wireless, Inc., and we agree with it.

                                   Very truly yours,



                                   s/Paul Roberts
                                   Paul Roberts, C.P.A.







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